First Quarter 2018 Earnings Presentation Thursday, May 3rd 2018 Exhibit 99.2

This presentation contains “forward-looking statements,” within the meaning of the Private Securities Litigation Reform Act of 1995, regarding, among other things,, the potential approval and commercialization of ILUVIEN for the treatment of posterior uveitis in Europe. Such forward-looking statements are based on current expectations and involve inherent risks and uncertainties, including factors that could delay, divert or change any of them, and could cause actual results to differ materially from those projected in its forward-looking statements. Words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “contemplate,” “predict,” “project,” “target,” “likely,” “potential,” “continue,” “ongoing,” “will,” “would,” “should,” “could,” or the negative of these terms and similar expressions are intended to identify forward-looking statements, although not all forward- looking statements contain these identifying words. Such forward-looking statements are based on current expectations and involve inherent risks and uncertainties, including factors that could delay, divert or change any of them, and could cause actual results to differ materially from those projected in its forward-looking statements. Meaningful factors which could cause actual results to differ include, but are not limited to, that the estimated size of the DME market is not a $2 billion opportunity and the market for uveitis is not 20% of DME, continued market acceptance of ILUVIEN in the U.S. and Europe, including physicians' ability to obtain reimbursement, as well as other factors discussed in the “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations” sections of Alimera's Annual Report on Form 10-K for the year ended December 31, 2017, which is on file with the Securities and Exchange Commission (SEC) and available on the SEC's website at http://www.sec.gov. Additional factors may also be set forth in those sections of Alimera’s Quarterly Report on Form 10-Q for the three months ended March 31, 2018, to be filed In addition to the risks described above and in Alimera's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the SEC, other unknown or unpredictable factors also could affect Alimera's results. There can be no assurance that the actual results or developments anticipated by Alimera will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, Alimera. Therefore, no assurance can be given that the outcomes stated in such forward-looking statements and estimates will be achieved. All forward-looking statements contained in this presentation are expressly qualified by the cautionary statements contained or referred to herein. Alimera cautions investors not to rely too heavily on the forward-looking statements Alimera makes or that are made on its behalf. These forward-looking statements speak only as of the date of this presentation (unless another date is indicated). Alimera undertakes no obligation, and specifically declines any obligation, to publicly update or revise any such forward-looking statements, whether as a result of new information, future events or otherwise. Safe Harbor Statement 2 © 2018 Alimera Sciences | NASDAQ: ALIM

3 First Quarter 2018 Overview Significant Revenue Growth • 48% increase compared to 1Q17 © 2018 Alimera Sciences | NASDAQ: ALIM U.S. • $7.0 million in 1Q18; 59% revenue increase in the U.S. compared to 1Q17 • 21% increase in end user demand International • $2.8 million in 1Q18 • 27% revenue increase internationally compared to 1Q17 $6.7M $9.8M Revenue +48% Revenue Growth 1Q17 1Q18

4 ILUVIEN Presentations at ARVO* © 2018 Alimera Sciences | NASDAQ: ALIM 19 ILUVIEN presentations at ARVO 2018 Data from multiple countries represented • Eight U.S. presentations on diabetic macular edema (DME) • Ten EU/Middle East Presentations on DME • One European presentation on uveitis Real world support for ILUVIEN for DME • Three-year experience • Improved treatment burden for patients • Predictability of intraocular pressure (IOP) response • Improvement of the retinal nerve fiber layer *Association for Research in Vision and Ophthalmology

ILUVIEN for Non-Infectious Posterior Uveitis



Percentage of Patients with Uveitis Recurrence
90.5%
27.6%
59.6%
25.7%
PSV-FAI-001
PSV-FAI-005
Sham
FAI Insert

- Application for non-infectious posterior uveitis indication submitted in 17 countries in Europe in December of 2017.
  - Alimera plans to file additional requested follow-up clinical data by end of 2018.
- Expected approval 1H19.
- Data from two phase 3 clinical trials of the FAI insert demonstrated:
  - A sustained prevention of recurrence of noninfectious posterior uveitis.
  - Significantly reduced need for adjunctive therapy.
- Estimated market size -- 20% of DME market.
- Steroids are the current standard of care, no anti-VEGF competition (i.e. Lucentis, Eylea).

© 2018 Alimera Sciences | NASDAQ: ALIM
5

6 Growth of ILUVIEN Usage in United States © 2018 Alimera Sciences | NASDAQ: ALIM 0 1000 2000 3000 4000 5000 6000 7000 8000 9000 10000 ~Cumulative Eyes Treated with ILUVIEN - U.S.

7 U.S. Distributor and Demand Orders © 2018 Alimera Sciences | NASDAQ: ALIM 167 467 536 502 533 777 788 827 705 850 837 896 851 293 460 608 475 501 873 750 1004 500 980 864 804 853 0 200 400 600 800 1000 1200 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 Demand Revenue Distributor Order Volume • Distributor order volumes differed from end user demand on a quarter by quarter basis • 1Q18 distributor volume was in line with end user demand.

8 U.S. Demand Orders © 2018 Alimera Sciences | NASDAQ: ALIM 167 467 536 502 533 777 788 827 705 850 837 896 851 0 100 200 300 400 500 600 700 800 900 1000 First Quarter Second Quarter Third Quarter Fourth Quarter 2015 2016 2017 2018 U.S. End User Demand • Units sold from our distributor partners to physicians and pharmacies • Represents actual usage of ILUVIEN. U.S. Usage Growth • U.S. end user demand grew 21% in 1Q18.

9 Income Statement © 2018 Alimera Sciences | NASDAQ: ALIM ($000’s) Three Months Ended March 31, 2018 Three Months Ended March 31, 2017 Revenue $9,802 $6,618 Operating Expenses $13,295 $11,542 Net Loss ($7,684) ($6,735) Adj. EBITDA* ($2,913) ($3,679) *Adjusted EBITDA is earnings before interest taxes, depreciation, amortization, stock-based compensation expenses, net unrealized gains and losses from foreign currency exchange transactions, gains and losses from the change in the fair value of derivative warrant liability and losses on extinguishment of debt. See slides 11 and 12 of this presentation for reconciliation of this Non-GAAP financial measure.

10 First Quarter 2018 Overview Significant Revenue Growth • 48% increase compared to 1Q17 © 2018 Alimera Sciences | NASDAQ: ALIM U.S. Revenue • $7.0 million in 1Q18; 59% revenue increase in the U.S. compared to 1Q17 • 21% increase in end user demand International • $2.8 million in 1Q18 • 27% revenue increase internationally compared to 1Q17 $6.7M $9.8M Revenue +48% Revenue Growth 1Q17 1Q18

11 Reconciliation of GAAP Net Loss to NON-GAAP Adjusted EBITDA © 2018 Alimera Sciences | NASDAQ: ALIM Alimera believes that the non-GAAP financial information provided in this presentation can assist investors in the overall understanding of its financial performance when considered together with GAAP figures. This presentation contains a discussion of non-GAAP financial measures, as defined in Regulation G of the Securities Exchange Act of 1934, as amended. Alimera reports its financial results in compliance with GAAP, but believes that the non-GAAP measures of Adjusted EBITDA will be a more relevant measure of Alimera's operating performance. For the purpose of this presentation, “Adjusted EBITDA” is adjusted earnings before interest, taxes, depreciation, amortization, non-cash stock-based compensation expense, and to the extent they are included in the calculation of earnings, net unrealized gain (loss) from foreign currency exchange transactions, gains (losses) from the change in the fair value of derivative warrant liability and losses on the extinguishment of debt. Alimera uses Adjusted EBITDA in the management of its business. Accordingly, Adjusted EBITDA for the first quarter of 2018 has been presented in certain instances excluding items identified in the reconciliations provided. This non-GAAP financial measure, as presented, may not be comparable to similarly titled measures reported by other companies since not all companies may calculate these measures in an identical manner and, therefore, they are not necessarily an accurate measure of comparison between companies. The presentation of this non-GAAP financial measure is not intended to be considered in isolation or as a substitute for guidance prepared in accordance with GAAP. The principal limitation of this non-GAAP financial measure is that they exclude significant elements that are required by GAAP to be recorded in Alimera's financial statements. In addition, this measure is subject to inherent limitations as it reflects the exercise of judgments by management in determining this non-GAAP financial measures. In order to compensate for these limitations, Alimera presents its non-GAAP financial results in connection with its GAAP results. Investors are encouraged to review the reconciliation of this non-GAAP financial measures to its most directly comparable GAAP financial measure as set forth on page 12 of this presentation.

12 Reconciliation of GAAP Net Loss to NON-GAAP Adjusted EBITDA © 2018 Alimera Sciences | NASDAQ: ALIM Three Months Ended March 31, ($000’s) 2018 2017 GAAP Net Loss ($7,684) ($6,735) Adjustments to Net Loss Interest Expense, Net and Other $1,151 $1,337 Provision for Taxes - $26 Depreciation and Amortization $649 $666 Stock-Based Compensation $1,207 $1,166 Unrealized Foreign Currency Exchange (Gains) Losses (2) 28 Change in the Fair Value of Derivative Warrant Liability - ($167) Loss on Early Extinguishment of Debt $1,766 - Non-GAAP Adjusted EBITDA ($2,913) ($3,679)

First Quarter 2018 Earnings Presentation Thursday, May 3rd 2018